Note 14 - Shareholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note Disclosure [Text Block]
NOTE 14 – SHAREHOLDERS’ EQUITY

We are subject to various regulatory policies and requirements relating to the payment of dividends, including requirements to maintain adequate capital above regulatory minimums.  At year end 2012 and 2011 we exceeded all requirements to be classified as well as capitalized.

On January 30, 2009 we issued 33,000 shares of Series A, no par value $1,000 liquidation preference, fixed rate cumulative perpetual preferred stock (Preferred Stock) and warrants to purchase 578,947 shares of our common stock at an exercise price of $8.55 per share (Warrants), to the U.S. Department of Treasury in return for $33 million under the Capital Purchase Program (CPP). Of the proceeds, $32.7 million was allocated to the Preferred Stock and $0.3 million was allocated to the Warrants based on the relative fair value of each. The $0.3 million discount on the Preferred Stock is being accreted using an effective yield method over five years. The Preferred Stock and Warrants qualify as Tier 1 capital.

On June 28, 2012 the U.S. Department of Treasury sold all of the shares of our Preferred Stock in a modified Dutch auction process. During the auction, we successfully bid on and retired 16,000 of the 33,000 outstanding shares of our Preferred Stock at a price of $941.01 per share, or $15.1 million in the aggregate. As a result of the retirement of these shares, 17,000 shares remain outstanding, held by private investors, and carry the same terms under which they were originally issued.

The warrants were immediately exercisable for 578,947 shares of our common stock at an exercise price of $8.55 per common share. The warrants were transferrable and could be exercised at any time on or before January 30, 2019. We negotiated a repurchase of all of the outstanding warrants with the U.S. Treasury at a price of $1,946,670. The repurchase of these warrants occurred in July 2012 and reduced equity by the amount of the purchase price.

The remaining 17,000 shares of Preferred Stock pay cumulative quarterly cash dividends at a rate of 5% per year on the $1,000 liquidation preference through February 15, 2014 and at a rate of 9% per year thereafter. We accrue dividends based on the rates, liquidation preference and time since last quarterly dividend payment. We may redeem the Preferred Stock for the liquidation preference plus accrued and unpaid dividends subject to prior consultation with the Federal Reserve Board.

Under the CPP, the consent of the U.S. Treasury was required for any quarterly common stock dividend of more than $0.225 per share (subject to adjustment for stock splits, stock dividends and certain other transactions) and for any common share repurchases (other than common share repurchases in connection with any benefit plan in the ordinary course of business) in each case until January 30, 2012, unless the Preferred Stock had been fully redeemed or the U.S. Treasury had transferred all the Preferred Stock to third parties prior to that date. This restriction on common stock dividends lapsed in January of 2012. In addition, all accrued and unpaid dividends on the Preferred Stock must be declared and the payment set aside for the benefit of the holders of Preferred Stock before any dividend may be declared on our common stock and before any shares of our common stock may be repurchased, subject to certain limited exceptions. Holders of shares of the Preferred Stock have no right to exchange or convert such shares into any other security of Firstbank Corporation and have no right to require the redemption or repurchase of the Preferred Stock. The Preferred Stock does not have a sinking fund.  The Preferred Stock is non-voting, other than class voting rights on certain matters that could adversely affect the Preferred Stock.